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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 24, 2005
                            -------------------------

                                 INTERLAND, INC.
              Exact name of registrant as specified in its charter)
                            -------------------------

          MINNESOTA                               000-17932                             41-1404301
(State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
      of Incorporation)                                                             Identification No.)

            303 PEACHTREE CENTER AVENUE, SUITE 500, ATLANTA, GA 30303
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (404) 720-8301

                                       N/A
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On May 24, 2005, the Board of Directors of Interland, Inc. ("Interland", or the "Company") approved an amendment to all of the Company's unvested, outstanding stock options held by current officers, employees or directors for which the exercise price exceeds the closing price on the Nasdaq Stock Market as of that date. The amendment provides that the vesting of such will be accelerated such that the options will become fully exercisable as of May 31, 2005. All of the Company's 296,588 unvested options have exercise prices which qualify for the amendment. The other terms and conditions of the stock options will remain unchanged.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Interland, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 31, 2005                  INTERLAND, INC.


                                      By: /s/ Juan G. Troncoso
                                          --------------------------------------
                                               Juan G. Troncoso
                                               Vice President and Chief
                                               Financial Officer
                                               (Principal Financial Officer)